UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 24, 2017

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	0-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Frederick Street, Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	864 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 24, 2017, the United States District Court for the District of South Carolina (the “Court”) issued an order in the action captioned In re World Acceptance Corporation Derivative Litigation, Lead Case No. 6:15-cv-02796-MGL, preliminarily approving a proposed settlement (the “Settlement”) as set forth in a Stipulation and Agreement of Settlement dated August 4, 2017 (the “Stipulation”), by and among (i) plaintiffs Irwin J. Lipton and Paul Parshall, individually and derivatively on behalf of World Acceptance Corporation (the “Company”); (ii) certain of the Company’s current and former officers and directors; and (iii) the Company. The Settlement is subject to further consideration at the settlement hearing described below.

Pursuant to the Court’s order, the settlement hearing will be held on November 7, 2017 at 2:00 p.m., at the United States District Court for the District of South Carolina, Greenville Division, 300 East Washington Street, Greenville, South Carolina 29601, before Judge Mary Geiger Lewis. The Settlement, if finally approved, will cause the dismissal with prejudice of this litigation. Any objections to the Settlement must be filed in writing with the Court on or before October 17, 2017. Additional information regarding the terms of the Stipulation and the requirements for submitting any objections to the Settlement can be found in the Stipulation and the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action (the “Notice”).

The foregoing descriptions of the Notice and the Stipulation are not complete and are qualified in their entirety by reference to the Notice and the Stipulation, respectively, which are attached to this Current Report on Form 8-K as exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Action
99.2	Stipulation and Agreement of Settlement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION

Date:	August 29, 2017	By:	/s/ John Calmes
John Calmes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Action
99.2	Stipulation and Agreement of Settlement